Investments in Unconsolidated Real Estate Entities (Q3)	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Real Estate [Abstract]
Investments in Unconsolidated Real Estate Entities
4. Investments in Unconsolidated Real Estate Entities

Lector85 Investment

During the nine months ended September 30, 2020, we contributed $5,210,937 to our joint venture with Milhaus, LLC for the development of Lector85, a 254-unit multifamily project in Ybor City, Florida. This constituted the remaining amount of our $9,900,000 commitment. During the three and nine months ended September 30, 2020, we recorded equity in earnings of $328,900 and $894,321, respectively, from the Lector85 Investment under the hypothetical liquidation book value method.

Vernon Boulevard Investment

On July 24, 2020, we and a publicly-traded multifamily REIT (the “Preferred Co-Investor”) made a preferred equity investment in an entity that is developing a three-building multifamily apartment community in the Astoria neighborhood of Queens, New York (the “Project”). Our preferred contribution was $15,000,000 (the “Vernon Boulevard Investment”). The Preferred Co-Investor contributed $40,000,000. In connection with our investment, we entered a joint venture agreement with the Preferred Co-Investor as well as an entity owned by a New York-based real estate development, investment and management firm (the “Developer”) and a foreign fund. The Developer contributed approximately $62,000,000 in common equity and is the manager of the joint venture.

Pursuant to the terms of the joint venture agreement, the Vernon Boulevard Investment has a preferred return of 13% per annum and receives a profit participation upon a liquidity event, pari passu alongside the preferred equity contribution from the Preferred Co-Investor. Decisions of the members require approval of a majority in interest of the preferred equity holders and a majority in interest of the common holders. The Vernon Boulevard Investment has an expected redemption of July 2025 and is senior to the common equity. Additional funding for the Project will come from a $225,000,000 construction loan. The total development cost is estimated to be $342,000,000.

The $15,000,000 investment constitutes the full amount of our commitment. During the three and nine months ended September 30, 2020, we recorded equity in earnings of $379,167 from the Vernon Boulevard Investment under the hypothetical liquidation book value method.

5.    Real Estate Note Investment

During the three and nine months ended September 30, 2020, we issued approximately $1,488,000 and $4,942,000, respectively, of our $10,000,000 B note with the developer of Dolce Twin Creeks, Phase II, a 366-unit multifamily project in Allen Texas, bringing the total amount issued to approximately $6,736,000.

Net interest income from the Dolce B Note was $171,746 and $360,874 for the three and nine months ended September 30, 2020, respectively. No allowance was recorded on the Dolce B Note during this period.

4. Investment in Unconsolidated Real Estate

Lector85 Investment

At December 31, 2019, we had issued approximately $4,689,000 of our $9,900,000 preferred equity investment (the "Lector 85 Investment") in a joint venture with Milhaus, LLC ("Milhaus"). Milhaus is using the Lector85 Investment, a $34,000,000 construction loan and equity of $9,300,000 to develop Lector85, a 254-unit multifamily project in Ybor City, Florida that includes retail space. The Lector85 Investment is being drawn in stages as needed throughout the construction of the project.

The primary terms of the Lector85 Investment are:

Preferred Return (1)	Latest Redemption Date (2)
13%	August 15, 2024

(1) Rate will be reduced to an annualized rate of 10% upon either project stabilization, or one year following receipt of the project’s final certificate of occupancy, (whichever occurs later) and subject to satisfaction of loan-to-value and debt service coverage ratio covenants.

(2) Subject to one twelve-month extension option, the Lector85 Investment cannot be redeemed earlier than two years after the receipt of all temporary certificate of occupancies. After that, it must be redeemed no later than the earlier of (i) the payment in full of the construction loan or (ii) the construction loan maturity date, which is August 15, 2022, subject to a two year extension option.

The investment also has a special preferred return of $200,000 to be paid upon redemption.

The Lector85 Investment is accounted for under the equity method of accounting. Equity in earnings for our Lector85 Investment is determined under the hypothetical liquidation book value ("HLBV") method, where income is recorded based on changes in what would be received should the entity liquidate all of its assets (as valued in accordance with GAAP) and distribute the resulting proceeds to its creditors and investors based on the contractually defined liquidation priorities. The HLBV method is a balance sheet focused approach commonly applied to equity investments where cash distribution percentages vary at different points in time and are not directly linked to an equity holder’s ownership percentage.

Our equity investment agreement for the Lector85 Investment has liquidation rights and priorities that are sufficiently different from the ownership percentages such that the HLBV method was deemed appropriate. The difference between the calculated liquidated distribution amounts at the beginning and the end of the reporting period, after adjusting for capital contributions and distributions, is used to derive our share of income or loss from the equity investment for the period. Equity in earnings from the Lector85 Investment was $272,805 for the year ended December 31, 2019.

5. Real Estate Note Investment

Dolce B-Note

At December 31, 2019, we had issued approximately $1,794,000 of a $10,000,000 B note to a developer (the "Dolce B Note"). The developer is using the proceeds from the Dolce B Note, additional financing in the amount of $45,500,000 (the “Dolce A Note”) and $17,900,000 in common equity to develop Dolce Twin Creeks, Phase II, a 366-unit multifamily project in Allen Texas that includes medical office space. The Dolce B Note is being drawn in stages as needed throughout the construction of the project. The primary terms of the Dolce B Note are:

Annual Interest	Interest Floor	Maturity
9.5% + 1-mo libor	12%	December 31, 2021

The developer is required to make monthly interest only payments with principal due at maturity, with two six month extension options. Prepayment is permitted in whole but not in part subject to certain prepayment fees, with certain exceptions.

Net interest income from the Dolce B Notes was $44,777 for the year ended December 31, 2019. No allowance was recorded on the Dolce B Note for the year ended December 31, 2019.